CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use of this Post-Effective Amendment No. 21/Amendment No. 63 to the registration Statement No. 333-148426 / 811-08260 on Form N-4 of our report dated February 24, 2017, relating to the financial statements of each of the Subaccounts comprising CMFG Variable Annuity Account, appearing in the Statement of Additional Information, which is part of such Registration Statement.

We also consent to the reference to us under the heading “Independent Auditors” in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
April 25, 2017

CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Post-Effective Amendment No. 21 / Amendment No. 63 to Registration Statement No. 333-148426 / 811-08260 on Form N-4 of our report dated March 24, 2017, relating to the consolidated statutory basis financial statements of CMFG Life Insurance Company and Subsidiary (which report expresses an unmodified opinion and includes an emphasis-of-matter in relation to the inclusion of the accounts of MEMBERS Life Insurance Company, an indirect wholly-owned subsidiary within the Company’s consolidated statutory basis financial statements as of and for the year ended December 31, 2016 and an emphasis of matter in relation to the CMFG Life Insurance Company’s merger with CMFG Life Vermont Inc. which was previously a wholly owned subsidiary. The merger was accounted for as a non-reciprocal transfer and is reflected in the consolidated statutory basis financial statements as if the merger had occurred on January 1, 2015), appearing in the Statement of Additional Information, which is part of such Registration Statement.

We also consent to the reference to us under the heading “Independent Auditors” in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
April 25, 2017